                                                                  Exhibit 10.1

               AMENDMENT NO. 5 TO FINANCING AGREEMENT AND WAIVER

         THIS AMENDMENT NO. 5 TO FINANCING AGREEMENT AND WAIVER, dated as of January 25, 2007 (this "Amendment"), by and among Solutia Inc., as a debtor
                        ---------
and debtor-in-possession, a Delaware corporation (the "Parent"), and Solutia
                                                       ------
Business Enterprises, Inc., as a debtor and debtor-in-possession, a New York corporation, ("Solutia Business" and together with the Parent, each a
               ----------------
"Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent
 --------                         ---------
listed as a "Guarantor" on the signature pages hereto, each as a debtor and debtor-in-possession (each a "Guarantor" and collectively, the "Guarantors"),
                              ---------                         ----------
the lenders from time to time party hereto (each a "Lender" and collectively,
                                                    ------
the "Lenders"), the issuers from time to time party hereto (each an "Issuer"
     -------                                                         ------
and collectively, the "Issuers"), Citicorp USA, Inc. ("CUSA"), as collateral
                       -------                         ----
agent for the Lenders (in such capacity, the "Collateral Agent"), CUSA, as
                                              ----------------
administrative agent for the Lenders (in such capacity, the "Administrative
                                                             --------------
Agent"), and CUSA and Wells Fargo Foothill, LLC, as co-documentation agents
-----
for the Lenders (in such capacity, the "Documentation Agent" and together with
                                        -------------------
the Collateral Agent and the Administrative Agent, each an "Agent" and
                                                            -----
collectively, the "Agents").
                   ------

                                   RECITALS:

         WHEREAS, the Borrowers, the Guarantors, the Lenders, the Issuers, and the Agents have heretofore entered into that certain Financing Agreement, dated as of January 16, 2004, as amended by that certain Amendment No. 1 to Financing Agreement and Waiver, dated as of March 1, 2004, that certain Amendment No. 2 to Financing Agreement and Waiver (the "Second Amendment"),
                                                        ----------------
dated as of July 20, 2004, that certain Amendment No. 3 to Financing Agreement and Waiver, dated as of June 1, 2005 (the "Third Amendment"), and that certain
                                           ---------------
Amendment No. 4 to Financing Agreement and Waiver, dated as of March 17, 2006 (the "Fourth Amendment") (as so amended, the "Financing Agreement");
      ----------------                        -------------------

         WHEREAS, the Financing Agreement consists of (a) a Term Loan B in the aggregate principal amount of $650,000,000, which loan has heretofore been drawn in full, and (b) a revolving credit facility in an aggregate principal amount not to exceed $175,000,000 at any time outstanding, which revolving credit facility includes a letter of credit subfacility for the issuance of letters of credit;

         WHEREAS, (i) the Borrowers and the Guarantors have asked (a) the Lenders to make additional post-petition loans and advances to the Borrowers consisting of an additional single draw Term Loan B in the aggregate principal amount of $325,000,000, which loan shall be drawn in full on the Fifth Amendment Effective Date (as defined herein), (b) the Lenders to increase the Revolving Credit Commitment in the aggregate principal amount of $75,000,000, which commitment shall be available from and after the Fifth Amendment Effective Date, and (c) the Lenders to amend the Financing Agreement in certain other respects, as hereinafter provided, and (ii) the Additional New Term Loan B Lenders (as defined in Section 2.01, below) have severally, and
                                   ------------
not jointly, agreed to extend the Additional New Term B Loans, the New Revolving Loan Lenders (as defined in Section 2.01, below) have severally, and
                                      ------------
not jointly, agreed to extend the

New Revolving Credit Commitments, and the Lenders have agreed to make such other amendments subject to the terms and conditions hereinafter set forth;

         WHEREAS, the Borrowers, the Guarantors, the Lenders, the Issuers and the Agents now desire to amend the Financing Agreement in certain respects, as hereinafter provided; and

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

                  Section 1.01 Definitions. Unless otherwise defined or the
                               -----------
     context otherwise requires, terms for which meanings are provided in the Financing Agreement shall have such meanings when used in this Amendment.

                                  ARTICLE II

                                  AMENDMENTS

                  Section 2.01 Amendments to the Recitals to the Financing
                               -------------------------------------------
     Agreement. The recitals to the Financing Agreement are hereby amended by
     ---------
     (i) deleting the text "and" appearing at the end of the first recital,
     (ii) deleting the second recital and inserting the following three new recitals after the first recital:

     "WHEREAS, (i) the Borrowers and the Guarantors have asked the Lenders to make post-petition loans and advances to the Borrowers consisting of (a) a multiple draw term loan A in the aggregate principal amount of $50,000,000, which loan was drawn in full during the period between the Facility Effective Date (as defined below) and the Fourth Amendment Effective Date (as defined below), (b) a single draw term loan B in the aggregate principal amount of $300,000,000, which loan was drawn in full on the Facility Effective Date, and (c) a revolving credit facility in an aggregate principal amount not to exceed $175,000,000 at any time outstanding, which revolving credit facility will include a letter of credit subfacility for the issuance of letters of credit and (ii) the Lenders severally, and not jointly, agreed to extend such credit to the Borrowers.

     WHEREAS, on the Fourth Amendment Effective Date, among other amendments, the Borrowers and the Guarantors asked the Lenders to make additional post-petition loans and advances to the Borrowers consisting of an increase in term loan B of $300,000,000, and to convert the fully funded term loan A into an additional new $50,000,000 portion of term loan B, and the Lenders severally, and not jointly, agreed to extend such credit to the Borrowers subject to the terms and conditions set forth in the Fourth Amendment (as defined below) in accordance with their commitments as set forth from time to time in this Agreement (including the Fourth Amendment); and

     WHEREAS, on the Fifth Amendment Effective Date (as defined below), among other amendments, the Borrowers and the Guarantors have asked the Lenders to make additional post-petition loans and advances to the Borrowers consisting of an increase in term loan B of $325,000,000, and an increase in the revolving credit facility of $75,000,000 in aggregate principal amount at any time outstanding, and the Lenders have severally, and not jointly, agreed to extend such credit to the Borrowers subject to the terms and conditions set forth in the Fifth Amendment (as defined below) in accordance with their commitments as set forth in this Agreement (including the Fifth Amendment)."

                  Section 2.02 Amendments to Section 1.01 of the Financing
                               -------------------------------------------
     Agreement.
     ---------

                  (a) Section 1.01 of the Financing Agreement is hereby amended by deleting the first sentence of definition of "Borrowing Base" and inserting the following sentence in lieu thereof:

     ""Borrowing Base" means, at any time, the difference between (i) the sum
       --------------
     of (A) up to 85% of the value of the Net Amount of Eligible Accounts at such time less the amount, if any, of the Dilution Reserve plus (B) the
                                                                ----
     sum (without duplication) of up to (x) 85% of the Net Orderly Liquidation Value of the Eligible Inventory constituting finished goods at such time plus (y) 85% of the Net Orderly Liquidation Value of the Eligible
     ----
     Inventory constituting raw materials at such time plus (z) 85% of the Net
                                                       ----
     Orderly Liquidation Value of the Eligible Inventory constituting the Designated Chemicals at such time and (ii) such reserves as the Administrative Agent may deem appropriate in the exercise of its business judgment made in good faith and exercised reasonably based upon the lending practices of the Administrative Agent consistent with the general practices in the commercial finance industry (it being understood that such reserves shall include, but not be limited to, (x) reserves for the

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

     administrative expenses referred to in clause "first" of the definition
                                                    -----
     of "Agreed Administrative Expense Priority", (y) reserves with respect to Banking Services Obligations and (z) reserves with respect to Hedging Obligations)."

                  (b) Section 1.01 of the Financing Agreement is hereby amended by deleting the words "and $20,000,000 for the period commencing January 1, 2007, and ending upon the scheduled Final Maturity Date," appearing in clause (c)(ii) of the definition of "Consolidated Net Income" and inserting in lieu thereof the words "and (x) if the Flexsys Acquisition shall have been consummated, $40,000,000 in 2007 and $25,000,000 for the period commencing January 1, 2008, and ending upon the scheduled Final Maturity Date, or (y) if the Flexsys Acquisition shall not have been consummated, $20,000,000 in 2007 and $12,500,000 for the period commencing January 1, 2008, and ending upon the scheduled Final Maturity Date,".

                  (c) Section 1.01 of the Financing Agreement is hereby amended by amending and restating clause (iv) of the definition of "Eligible Accounts" in its entirety as follows:

     "(iv) such Account is unconditionally payable in Dollars within 90 days from the invoice date (or a later date if such Account is supported by credit insurance or a letter of credit, in each case acceptable to the Administrative Agent) and is not evidenced by a promissory note, chattel paper or any other instrument or other document;"

                  (d) Section 1.01 of the Financing Agreement is hereby amended by amending and restating clause (v) of the definition of "Eligible Accounts" in its entirety as follows:

     "(v) no more than 60 days have elapsed from the invoice due date (unless such Account is supported by credit insurance or a letter of credit, in each case acceptable to the Administrative Agent) and no more than 90 days have elapsed from the invoice date with respect to such Account (unless such Account is supported by credit insurance or a letter of credit, in each case acceptable to the Administrative Agent);"

                  (e) Section 1.01 of the Financing Agreement is hereby amended by amending and restating clause (x) of the definition of "Eligible Accounts" in its entirety as follows:

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

     "(x) not more than 50% of the aggregate amount of all Accounts of the Account Debtor with respect to such Account have remained unpaid 60 days past the invoice due date (unless such Account is supported by credit insurance or a letter of credit, in each case acceptable to the Administrative Agent) or 90 days past the invoice date (unless such Account is supported by credit insurance or a letter of credit, in each case acceptable to the Administrative Agent) or are otherwise not Eligible Accounts;"

                  (f) Section 1.01 of the Financing Agreement is hereby amended by deleting the text "March 31, 2007," appearing in the definition of "Final Maturity Date" and inserting in lieu thereof the text "March 31, 2008,".

                  (g) Section 1.01 of the Financing Agreement is hereby amended by deleting the figure "$10,000,000" appearing in clause (c) of the definition of "Permitted Indebtedness" and inserting in lieu thereof the figure "$20,000,000".

                  (h) Section 1.01 of the Financing Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (m) of the definition of "Permitted Indebtedness" therein, (ii) deleting the period appearing at the end of clause (n) of such definition and inserting the text "; and" in lieu thereof, and (iii) inserting the following new clauses (o),
(p), and (q) at the end thereof:

     "(o) after the Flexsys Acquisition, Indebtedness of Flexsys and their Subsidiaries owed to Persons who are not Affiliates of Flexsys in an aggregate amount not exceeding $375,000,000 in principal amount at any time outstanding (which limit shall be reduced, on a dollar-for-dollar basis, by Loans borrowed hereunder to finance, directly or indirectly, the Flexsys Acquisition, including, without limitation, all amounts constituting capital contributions to Flexsys or intercompany loans to Flexsys from any Loan Party in respect of such acquisition or the initial financing of the Flexsys Business, that are funded, directly or indirectly, by Loans borrowed hereunder, without duplication);

     "(p) indemnification obligations of the Loan Parties and their Subsidiaries under the purchase agreement and any related documents with respect to the Flexsys Acquisition; and

     "(q) guaranties by any Subsidiaries of Flexsys of Indebtedness of Flexsys to the extent such Indebtedness being guaranteed is permitted hereunder."

                  (i) Section 1.01 of the Financing Agreement is hereby amended by inserting at the end of clause (A) of the proviso to clause (e) of the definition of "Permitted Liens" the following text:

     "(provided that equipment which is attached or affixed to any such leased property in the ordinary course of business may become subject to such Lien to the extent so provided by the documentation evidencing or creating such Lien, or by applicable law)".

                  (j) Section 1.01 of the Financing Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (o) of the definition of "Permitted Liens" therein, (ii) deleting the period appearing at the end of clause (p) of such definition and inserting the text "; and" in lieu thereof, and (iii) inserting the following new clauses (q) and
(r) at the end thereof:

     "(q) Liens in favor of the 1997 Trustee with respect to the 1997 Indenture that are junior to the Liens securing the Obligations; and

     (r) after the Flexsys Acquisition, Liens on assets of Flexsys and their Subsidiaries securing Indebtedness of Flexsys and their Subsidiaries permitted by clause (o) of the definition of Permitted Indebtedness."

                  (k) Section 1.01 of the Financing Agreement is hereby amended by deleting the phrase "clauses (b), (c), (i), (j), and (p)" appearing in the definition of "Permitted Priority Liens" and inserting in lieu thereof the phrase "clauses (b), (c), (i), (j), (p), and (q)".

                  (l) Section 1.01 of the Financing Agreement is hereby amended by inserting after the words "the amount set forth opposite such Lender's name in Schedule 1.01(A)" appearing in the definition of "Revolving
                 ----------------
Credit Commitment" the words "(including, as of the Fifth Amendment Effective Date, such schedule as amended by the Fifth Amendment)".

                  (m) Section 1.01 of the Financing Agreement is hereby amended by amending and restating the definition of "Supplemental Bankruptcy Court Orders" in its entirety as follows:

     "'Supplemental Bankruptcy Court Orders' means the collective reference to
       ------------------------------------
     the orders of the Bankruptcy Court entered on (i) July 20, 2004 approving the Second Amendment (as defined in the Fourth Amendment), (ii) on July 25, 2005 approving the Third Amendment (as defined in the

     Fourth Amendment), (iii) March 14, 2006 approving the Fourth Amendment, and (iv) January 23, 2007, approving the Fifth Amendment."

                  (n) Section 1.01 of the Financing Agreement is hereby amended by amending and restating the definition of "Term Loan B" in its entirety as follows:

     "'Term Loan B' means, collectively, the loans made by the Term Loan B
       -----------
     Lenders to the Borrowers on the Facility Effective Date, the Fourth Amendment Effective Date and the Fifth Amendment Effective Date pursuant to Section 2.01(a)(iii), and shall include in all events, each Original
                ------------
     Term Loan B, each Converted Term Loan B, each New Term Loan B, and each Additional New Term Loan B."

                  (o) Section 1.01 of the Financing Agreement is hereby amended by amending and restating the definition of "Term Loan B Commitment" in its entirety as follows:

     "'Term Loan B Commitment' means with respect to each Term Loan B Lender,
       ----------------------
     the commitment of such Lender to make a Term Loan B to the Borrowers (or, in the case of a Converted Term Loan B Lender, to convert its Term Loan A Loans to Term Loan B Loans pursuant to Section 2.01(a)(ii)) in the
                                            --------------------
     amounts and on the dates set forth opposite such Lender's name in
     Schedule 1.01(A), in each case as such amount may be terminated or
     ----------------
     reduced from time to time in accordance with the terms of this Agreement."

                  (p) Section 1.01 of the Financing Agreement is hereby amended by inserting the following definitions in the proper alphabetical position:

     "'Additional New Term Loan B' means, collectively, the loans made by
       --------------------------
     certain of the Term Loan B Lenders to the Borrowers on the Fifth Amendment Effective Date pursuant to Section 2.01(a)(iii)."
                                          --------------------

     "'Additional New Term Loan B Lenders' means, collectively, each of the
       ----------------------------------
     Term Loan B Lenders which had a Term Loan B Commitment to make an Additional New Term Loan B on the Fifth Amendment Effective Date."

     "'Fifth Amendment' means that certain Fifth Amendment to Financing
       ---------------
     Agreement, dated as of January 25, 2007, by and among the Borrowers, the Guarantors party thereto, the Lenders and Issuers party thereto, and the

     Agents, as amended, supplemented, or otherwise modified from time to time."

     "'Fifth Amendment Effective Date' means the date upon which the Fifth
       ------------------------------
     Amendment becomes effective pursuant to Section 4.01 thereof."

     "'Flexsys' means, collectively, (a) Flexsys Holding B.V., a Dutch
       -------
     besloten vennootschap, (b) Flexsys America LP, a Delaware limited partnership, and (c) Flexsys Rubber Chemicals Ltd., a company registered in England and Wales."

     "'Flexsys Acquisition' has the meaning specified therefor on Schedule
       -------------------                                        --------
     8.03(c)(i)."
     ----------

     "'Flexsys Business' has the meaning specified therefor on Schedule
       ----------------                                        --------
     8.03(c)(i)."
     ----------

     "'Flexsys Credit Agreement' means that certain Loan Agreement dated
       ------------------------
     February 14, 2003, among Flexsys Holding B.V., the borrowers and guarantors party thereto, Commerzbank Aktiengesellschaft and KBC Bank NV as mandated lead arrangers, the financial institutions party thereto from time to time as lenders, and KBC Bank NV as agent, as amended, restated, supplemented, otherwise modified, replaced, or refinanced from time to time."

     "'Net Orderly Liquidation Value' means the orderly liquidation value (net
       -----------------------------
     of costs and expenses incurred in connection with liquidation) of inventory or equipment as set forth in the most recent appraisal (in scope, form and substance acceptable to the Administrative Agent and conducted by an independent appraiser acceptable to the Administrative Agent) of such inventory or equipment."

                  (q) Section 1.01 of the Financing Agreement is hereby amended by deleting in its entirety the definition of "Field Survey and Audit".

                  Section 2.03 Amendments to Section 2.01 of the Financing
                               -------------------------------------------
     Agreement.
     ---------

                  (a) Section 2.01(a) of the Financing Agreement is hereby amended by amending and restating clause (ii) thereof in its entirety as follows:

     "(ii) Upon the Fourth Amendment Effective Date, (A) the Term Loan A Commitment of each Term Loan A Lender was automatically and permanently reduced to zero, and (B) all Term Loan A Loans outstanding at such time were automatically converted to Term Loan B Loans and at such time became subject to, and were entitled to, all of the terms, conditions and benefits afforded to Term Loan B Loans hereunder (and, for avoidance of doubt, the outstanding principal amount of Term Loan A Loans became zero for all purposes hereof) and each Term Loan A Lender automatically became a Converted Term Loan B Lender to the full extent of its holdings of the Converted Term Loan B Loans hereunder."

                  (b) Section 2.01(a) of the Financing Agreement is hereby amended by amending and restating clause (iii) thereof in its entirety as follows:

     "(iii) (A) each Original Term Loan B Lender is the holder of Original Term Loan B Loans made to the Borrowers on the Facility Effective Date in an aggregate principal amount equal to the Term Loan B Commitment relating to the Original Term Loan B Loans set forth opposite such Lender's name in Schedule 1.01(A) to this Agreement as of the Facility
                      ----------------
     Effective Date, (B) each New Term Loan B Lender is the holder of a New Term Loan B made to the Borrowers on the Fourth Amendment Effective Date in an aggregate principal amount equal to the Term Loan B Commitment relating to the New Term Loan B Loans set forth opposite such Lender's name in Schedule 1.01(A) to this Agreement as of the Fourth Amendment
             ----------------
     Effective Date, (C) each Converted Term Loan B Lender is the holder of a Converted Term Loan B made to the Borrowers as a Term Loan A on or prior to the Fourth Amendment Effective Date, and converted to a Term Loan B on the Fourth Amendment Effective Date (as set forth in clause (ii) above), in an aggregate principal amount equal to the Term Loan B Commitment relating to the Converted Term Loan B Loans set forth opposite such Lender's name in Schedule 1.01(A) to this Agreement as of the Fourth
                      ----------------
     Amendment Effective Date, and (D) each Additional New Term Loan B Lender severally agrees to make an Additional New Term Loan B to the Borrowers on the Fifth Amendment Effective Date in an aggregate principal amount not to exceed the amount of such Lender's Term Loan B Commitment as of such date relating to the Additional New Term Loan B Loans set forth opposite such Lender's name in Schedule 1.01(A)."
                                    ----------------

                  (c) Section 2.01(b) of the Financing Agreement is hereby amended by amending and restating clause (iii) thereof in its entirety as follows:

     "(iii) (A) the aggregate principal amount of the Original Term Loan B made on the Facility Effective Date shall not exceed the Total Term Loan B Commitment identified on Schedule 1.01(A) as relating to the Original Term Loan B Loans, (B) the aggregate principal amount of the New Term Loan B made on the Fourth Amendment Effective Date shall not exceed the Total Term Loan B Commitment identified on Schedule 1.01(A) as relating to the New Term Loan B Loans, and (C) the aggregate principal amount of the Additional New Term Loan B made on the Fifth Amendment Effective Date shall not exceed the Total Term Loan B Commitment identified on Schedule 1.01(A) as relating to the Additional New Term Loan B Loans;".

                  Section 2.04 Amendments to Section 2.02 of the Financing
                               -------------------------------------------
     Agreement.
     ---------

                  (a) Section 2.02(a) of the Financing Agreement is hereby amended by amending and restating clause (i) of the third sentence thereof as follows: "(i) the principal amount of the proposed Loan, which, (A) in the case of the Original Term Loan B, shall fully utilize the Total Term Loan B Commitment identified on Schedule 1.01(A) as relating to the Original Term
                         ----------------
Loans on the Facility Effective Date, (B) in the case of the New Term Loan B, shall fully utilize the Total Term Loan B Commitment identified on Schedule
                                                                   --------
1.01(A) as relating to the New Term Loan B Loans on the Fourth Amendment
------
Effective Date, and (C) in the case of the Additional New Term Loan B, shall fully utilize the Total Term Loan B Commitment identified on Schedule 1.01(A)
                                                             ----------------
as relating to the Additional New Term Loan B Loans on the Fifth Amendment Effective Date,".

                  (b) Section 2.02(a) of the Financing Agreement is hereby further amended by amending and restating clause (iii) of the third sentence thereof as follows: "the proposed borrowing date, which must be a Business Day, (A) with respect to the Revolving Loans, must be on or after the Facility Effective Date, (B) in the case of the Original Term Loan B, must be the Facility Effective Date, (C) in the case of the New Term Loan B, must be the Fourth Amendment Effective Date, and (D) in the case of the Additional New Term Loan B, must be the Fifth Amendment Effective Date,".

                  Section 2.05 Amendments to Section 2.04 of the Financing
                               -------------------------------------------
     Agreement. Section 2.04(a)(ii) of the Financing Agreement is hereby
     ---------
     amended by deleting the text "3.50%" contained therein and inserting in lieu thereof the text "3.00%".

                  Section 2.06 Amendments to Section 2.05 of the Financing
                               -------------------------------------------
     Agreement.
     ---------

                  (a) Section 2.05(a)(i)(B) of the Financing Agreement is hereby amended and restated in its entirety as follows:

     "(B) (1) the Total Term Loan B Commitment identified on Schedule 1.01(A) as relating to the Original Term Loan B Loans shall terminate on the Facility Effective Date, (2) the Total Term Loan B Commitment identified on Schedule 1.01(A) as relating to the Converted Term Loan B Loans or the New Term Loan B Loans shall terminate on the Fourth Amendment Effective Date, and (3) the Total Term Loan B Commitment identified on Schedule 1.01(A) as relating to the Additional New Term Loan B Loans shall terminate on the Fifth Amendment Effective Date."

                  (b) Section 2.05(b)(ii) of the Financing Agreement is hereby amended by inserting "(or three (3) Business Days' prior written notice with respect to the Flexsys Financing Prepayment)" immediately following "written notice" appearing therein.

                  (c) Section 2.05(c)(iii) of the Financing Agreement is hereby amended by deleting the first sentence thereof and inserting the following sentence in lieu thereof:

     "Immediately upon any Disposition by any Loan Party or its Subsidiaries (other than (w) a Disposition of accounts receivable pursuant to Section
                                                                      -------
     8.02(c)(i)(J) by a Subsidiary that is not a Loan Party, (x) a Disposition
     -------------
     of assets of Solutia Europe or any of its Subsidiaries or Flexsys or any of their Subsidiaries, (y) a Disposition of assets pursuant to Sections
                                                                    --------
     8.02(c)(i)(D), (E), or (L), or (z) a Disposition of assets pursuant to
     -------------  ---     ---
     Section 8.02(c)(i)(K) of not more than $5,000,000 in the aggregate), the
     --------------------
     Borrowers shall prepay the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition, after giving effect to amounts permitted to be reinvested pursuant to Section 2.05(c)(vii)(A) and
                                            -----------------------
     amounts not required to be prepaid pursuant to the limitation contained in Section 2.05(c)(vii)(B); provided, however, that so long as no Default
        -----------------------  --------  -------
     or Event of Default has occurred and is continuing on the date such Person receives such Net Cash Proceeds, (A) with respect to the first $40,000,000 (after giving effect to Section 2.05(c)(vii)) of Net Cash
                                         ---------------------
     Proceeds received in respect of Dispositions pursuant to Section
                                                              -------
     8.02(c)(i)(F) of assets listed on Part III of Schedule 8.02(c)(i), no
     -------------                                 -------------------
     prepayment shall be required, and (B) with respect to the next $10,000,000 (after giving effect to Section 2.05(c)(vii)) of Net Cash
                                         ---------------------
     Proceeds received in respect of Dispositions pursuant to Section
                                                              -------
     8.02(c)(i)(F) of assets listed on Part III of Schedule 8.02(c)(i), the
     -------------                                 -------------------
     Borrowers shall prepay the outstanding principal amount of the Loans in an amount equal to 50% of the Net Cash Proceeds received by such Person in connection with such Disposition; provided, further,
                                                      --------  -------
     however, that with respect to the Disposition listed in Item 5 of Exhibit
     -------
     G to the Fourth Amendment, such prepayment shall be made as soon as practical (and in any event within twenty (20) days) rather than immediately."

                  (d) Section 2.05(c)(iv) of the Financing Agreement is hereby amended by deleting the parenthetical contained in the first sentence of such Section and replacing it with the following text: "(other than by Solutia Europe or any of its Subsidiaries or Flexsys or any of their Subsidiaries)."

                  (e) Section 2.05(c)(v) of the Financing Agreement is hereby amended and restated in its entirety as follows:


     "(v) If the Flexsys Acquisition has not occurred by the date set forth on
     Schedule 2.05(c)(v), the Borrowers shall, on the first Business Day following such date set forth on Schedule 2.05(c)(v), prepay the outstanding Term Loan B in an aggregate principal amount equal to the amount by which the sum of (a) the total Term Loan B Loans outstanding as of the Fifth Amendment Effective Date (after giving effect to the Loans made on such date) and (b) the total Revolving Credit Commitments as of the Fifth Amendment Effective Date exceeds $1,075,000,000; to the extent that the Borrowers shall not, in their sole reasonable discretion, have made such Flexsys Financing Agreement in such amount on a voluntary basis on an earlier date in accordance with the terms of Section
                                                        -------
     2.05(b)(ii)."(1)
     -----------

                  (f) Section 2.05(c)(vii) of the Financing Agreement is hereby amended by amending and restating clause (B) of such Section in its entirety as follows:

     "(B) the Borrowers shall not be required to make a prepayment under clause (iii) or (iv) of this Section 2.05(c) (except in the event that
                                  ---------------
     prepayment would otherwise be required by another provision of this Agreement, including clause (vi) of this Section 2.05(c), in which event
                                              ---------------
     prepayment shall be made in accordance with such other provision), unless the aggregate amount of Net Cash Proceeds (excluding (I) Net Cash Proceeds received from (x) a Disposition of assets of Solutia Europe or any of its Subsidiaries or Flexsys or any of their Subsidiaries, (y) a

----------------------

(1) NOTE: Amount to be adjusted if facility amount is less than $1,225,000,000 on Fifth Amendment Effective Date.

     Disposition of assets pursuant to Sections 8.02(c)(i)(D), (E), or (L), or
                                       ----------------------  ---     ---
     (z) a Disposition of assets pursuant to Section 8.02(c)(i)(K) of not more
                                             ---------------------
     than $5,000,0000 in the aggregate and (II) Net Cash Proceeds reinvested in accordance with Section 2.05(c)(vii)(A)) received as a result of the
                        ------------------------
     events described in such Sections exceeds $35,000,000 and any such required prepayment under such Sections shall be limited to such Net Cash Proceeds and Extraordinary Receipts, net of any reasonable expenses incurred in connection with such Extraordinary Receipts, exceeding $35,000,000; and"

                  (g) Section 2.05(d)(iii) of the Financing Agreement is hereby amended and restated in its entirety as follows:

     "(iii) the proceeds from any prepayment event set forth in clause (iii) of Section 2.05(c) (other than with respect to Dispositions described in clauses (i) or (ii) of this Section 2.05(d)) or clause (iv) of Section 2.05(c) (other than proceeds from any insurance policy or condemnation award with respect to Inventory of a Loan Party) shall be applied first, to the Term Loan B until paid in full, and, second, to the Revolving Loans until paid in full, and the proceeds from any prepayment event set forth in clause (v) of Section 2.05(c) shall be applied to the Term Loan B until paid in full."

                  Section 2.07 Amendment to Section 7.01 of the Financing
                               ------------------------------------------
     Agreement.
     ----------

                  (a) Section 7.01(e) of the Financing Agreement is hereby amended by amending and restating the fourth sentence thereof in its entirety as follows:

     "Except as set forth on Schedule 7.01(e), there are no outstanding debt
                             ----------------
     or equity securities of the Parent or any of its Subsidiaries (other than Flexsys and their Subsidiaries) and no outstanding obligations of the Parent or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Parent or any of its Subsidiaries, or other obligations of any Subsidiary to issue, directly or indirectly, any shares of Capital Stock of any Subsidiary of the Parent."

                  (b) Section 7.01(t) of the Financing Agreement is hereby amended by inserting the following text at the end of such section:

     "To the extent that the sum of (a) the total Term Loan B Loans outstanding as of the Fifth Amendment Effective Date (after giving effect to the Loans made on such date) and (b) the total Revolving Credit Commitments as of the Fifth Amendment Effective Date exceeds $1,075,000,000, the proceeds of Loans constituting such excess shall be used solely for the purpose of directly or indirectly funding (in part) the acquisition of the Flexsys Business, including, without limitation, the acquisition of the existing equity in, and/or the assets of, Flexsys and its affiliates and other related assets that comprise the Flexsys Business, or the intercompany loan thereof to Flexsys or another direct or indirect subsidiary for acquisition of the existing equity and/or assets of the Flexsys Business."

                  Section 2.08 Amendments to Section 8.01 of the Financing
                               -------------------------------------------
     Agreement.
     ----------

                  (a) Section 8.01(a)(iii) of the Financing Agreement is hereby amended by inserting the following text at the end of such Section:

     "provided, however, that Flexsys and their Subsidiaries shall not be
      --------  -------
     required to be included in the first two sets of financial statements required to be delivered pursuant to this Section 8.01(a)(iii) following
                                               --------------------
     the consummation of the Flexsys Acquisition; provided, further, however,
                                                  --------  -------
     that, concurrently with the third set of financial statements required to be delivered pursuant to this Section 8.01(a)(iii) following the
                                   --------------------
     consummation of the Flexsys Acquisition, the Loan Parties shall also deliver financial statements for the period covered by the financial statements described in the immediately preceding proviso that did not include Flexsys and their Subsidiaries, which financial statements shall include Flexsys and their Subsidiaries;"

                  (b) Section 8.01(a)(xvi) of the Financing Agreement is hereby amended by inserting the following text at the end of such Section:

     "provided, however, that Flexsys and their Subsidiaries shall not be
      --------  -------
     required to be included in the first thirteen updated 13 week cash flow projections required to be delivered pursuant to this Section
                                                           -------
     8.01(a)(xvi) following the consummation of the Flexsys Acquisition;"
     ------------

                  (c) Section 8.01(b) of the Financing Agreement is hereby amended by inserting the following text at the end thereof after Section 8.01(b)(ii):

     "(iii) The foregoing clauses (i) and (ii) of this Section 8.01(b) shall
                                                       ---------------
     not apply to Flexsys and their Subsidiaries, provided, that, each Loan
                                                  --------  ----
     Party that directly owns Capital Stock of Flexsys shall in any event promptly, and in any event within ten (10) Business Days after the Flexsys Acquisition, execute and deliver (A) a Pledge Agreement together with (x) certificates evidencing (1) in the case such Subsidiary is a directly owned Domestic Subsidiary, all of the Capital Stock of such Subsidiary and (2) in the case such Subsidiary is a directly owned Foreign Subsidiary, all of the non-voting Capital Stock and 65% of the voting Capital Stock of such Subsidiary, (y) undated stock powers executed in blank with signature guaranteed, and (z) such opinion of counsel and such approving certificate of such Subsidiary as the Collateral Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares, and (B) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Collateral Agent in order to create, perfect, establish the first priority of or otherwise protect any Lien purported to be covered by such Pledge Agreement."

                  (d) Section 8.01(h) of the Financing Agreement is hereby amended by inserting the following text at the end of such Section:

     "The foregoing provisions of this Section 8.01(h) shall not be applicable with respect to Flexsys and their Subsidiaries; provided, however, that
                                                     --------  -------
     with respect to Flexsys and their Subsidiaries, (i) the Loan Parties shall in any event maintain or cause to be maintained insurance in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Collateral Agent, (ii) all such certificates of insurance shall provide for not less than 30 days' prior written notice to the Collateral Agent of the exercise of any right of cancellation, and (iii) if the Loan Parties fail to maintain or cause to be maintained such insurance, the Collateral Agent may arrange for such insurance, but at the Borrowers' expense and without any responsibility on the Collateral Agent's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims."

                  (e) Section 8.01(k) of the Financing Agreement is hereby amended by inserting the following text immediately following the word "Subsidiaries" contained in clause (ii) of the first sentence of such Section:
"(other than the property of Flexsys and their Subsidiaries)".

                  (f) Section 8.01(m) of the Financing Agreement is hereby amended by inserting the following text immediately following the word "Subsidiaries" contained in the first sentence of such Section: "(other than Flexsys and their Subsidiaries)".

                  Section 2.09 Amendments to Section 8.02 of the Financing
                               -------------------------------------------
     Agreement.
     ---------

                  (a) Section 8.02(c)(i)(J) of the Financing Agreement is hereby amended by (i) deleting the figure "$5,000,000" appearing in clause (I) thereof and inserting in lieu thereof the figure "$10,000,000", (ii) deleting the figure "$2,000,000" appearing in clause (II) thereof and inserting in lieu thereof the figure "$4,000,000", and (iii) deleting the figure "$5,000,000" appearing in clause (III) thereof and inserting in lieu thereof the figure "$10,000,000".

                  (b) Section 8.02(c)(i) of the Financing Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (K) thereof, and (ii) inserting at the end of clause (L) thereof the following:
"and (M) sell up to $10,000,000 of equipment for at least fair market value and for cash in connection with sale and leaseback transactions;".

                  (c) Section 8.02(c)(vi) of the Financing Agreement is hereby amended and restated in its entirety as follows:


     "(vi) any Loan Party and its Subsidiaries may, subject to approval of the Bankruptcy Court (as required), so long as Consolidated EBITDA of the Parent and its Subsidiaries at the end of the most recently completed twelve month period is at least (A) $185,000,000 ($285,000,000 upon or after the Flexsys Acquisition), for any such period ending on or before June 30, 2007, or (B) $210,000,000 ($310,000,000 upon or after the
     Flexsys Acquisition), for any such period ending thereafter, purchase or otherwise acquire all or substantially all of the assets and/or 100% of the Capital Stock of entities having an aggregate value, together with investments in joint ventures made pursuant to Section 8.02(e)(xix), of
                                                    --------------------
     not more than $15,000,000;"

                  (d) Section 8.02(c) of the Financing Agreement is hereby further amended by (i) deleting the word "and" appearing at the end of clause
(viii) thereof, (ii) replacing the period at the end of clause (ix) thereof with a semi-colon, and (iii) inserting at the end of clause (ix) thereof the following:

     "(x) any of Flexsys and their respective Subsidiaries may sell, lease, or otherwise dispose of its property or assets so long as (A) the Flexsys Credit Agreement is in effect and such sale, lease, or disposition is permitted under the Flexsys Credit Agreement (it being agreed that if at such time no Flexsys Credit Agreement shall be in effect then the other provisions of this Section 8.02(c) shall govern the sale, lease, or disposition of property or assets by Flexsys and their Subsidiaries), (B) any such transaction or series of related transaction shall not constitute a sale, lease, or other disposition of all or substantially all of the assets of Flexsys and their Subsidiaries, taken as a whole,
     (C) no other provision of this Agreement would be violated thereby, and
     (D) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction; and

     "(xi) any of Flexsys and their respective Subsidiaries may dissolve so long as (A) no other provision of this Agreement would be violated thereby, and (B) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction."

                  (e) Section 8.02(d) of the Financing Agreement is hereby amended and restated in its entirety as follows:


     "(d) Change in Nature of Business. Make, or permit any of its
          ----------------------------
     Subsidiaries to make, any change in the nature of its business as described in Section 7.01(l) (or, solely in the case of Flexsys and their
                  ---------------
     Subsidiaries, as in effect immediately upon the consummation of the Flexsys Acquisition), other than changes permitted by Section
                                                           -------
     8.02(c)(vii)(z)."
     ---------------

                  (f) Section 8.02(e) of the Financing Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (xvi) thereof, and (ii) inserting at the end of clause (xvii) thereof the following:
"(xviii) investments by a Loan Party or any Subsidiary thereof in all or substantially all of the assets of, or 100% of the Capital Stock of, an entity to the extent permitted by Section 8.02(c)(vi); (xix) so long as Consolidated
                           -------------------
EBITDA of the Parent and its Subsidiaries at the end of the most recently completed twelve month period is at least (A) $185,000,000 ($285,000,000 upon or after the Flexsys Acquisition), for any such period ending on or before June 30, 2007, or (B) $210,000,000 ($310,000,000 upon or after the Flexsys
Acquisition), for any such period ending thereafter, investments by a Loan Party or any Subsidiary thereof in joint ventures in an aggregate amount, together with purchases and/or acquisitions made pursuant to Section
                                                             -------
8.02(c)(vi), of not more than $15,000,000; (xx) Investments constituting part
-----------
of the Flexsys Acquisition; and (xxi) investments by any Loan Party in Flexsys Holdings BV to acquire 100% of Flexsys America Co., provided, such investments shall not exceed $3,000,000 in the aggregate."

                  (g) Section 8.02(f) of the Financing Agreement is hereby amended by (i) inserting "(w) any sale and leaseback of equipment permitted by
Section 8.02(c)(i)(M)" immediately before clause (x) of such Section and (ii) deleting the figure "$10,000,000" appearing therein and inserting in lieu thereof the figure "$30,000,000".

                  (h) Section 8.02(g) of the Financing Agreement is hereby amended by deleting the words "$130,000,000 in Fiscal Year 2006, and $45,000,000 for the period commencing January 1, 2007, and ending upon the scheduled Final Maturity Date " appearing therein and inserting the following text in lieu thereof:

     "$130,000,000 in Fiscal Year 2006 and $150,000,000 in Fiscal Year 2007
     (provided that, if the acquisition of the Flexsys Business is consummated during or before Fiscal Year 2007, such amount shall be automatically increased to $180,000,000 for Fiscal Year 2007 upon such consummation) and $40,000,000 for the period commencing January 1, 2008, and ending upon the scheduled Final Maturity Date (provided that, if the acquisition of the Flexsys Business is consummated during or before such period, such amount shall be automatically increased to $50,000,000 for such period upon such consummation)"

                  (i) Section 8.02(k) of the Financing Agreement is hereby amended (i) deleting the word "or" appearing at the end of clause (E) thereof,
(ii) deleting the period appearing at the end of clause (F) thereof and inserting the text "; or" in lieu thereof, and (iii) inserting at the end thereof the following new clause (G): "(G) after the Flexsys Acquisition, restrictions on the ability of Flexsys or their Subsidiaries to comply with this Section 8.02(k) pursuant to documentation related to Indebtedness
     ---------------
permitted by clause (o) of the definition of Permitted Indebtedness."

                  (j) Section 8.02(l) of the Financing Agreement is hereby amended by inserting the following text at the end of such Section:

     "Notwithstanding the foregoing, Flexsys or any Subsidiary of Flexsys may issue or sell, or enter into any agreement or arrangement for the issuance and sale of, shares of its Capital Stock to any Loan Party or to Flexsys or any Subsidiary of Flexsys provided that such shares are pledged to the Collateral Agent in accordance with Section 8.02(b) and
                                                        ---------------
     that no such issuance or sale shall have the effect of diminishing the aggregate value of the Collateral or the Collateral Agent's rights therein."

                  (k) Section 8.02(m) of the Financing Agreement is hereby amended by (i) deleting the period appearing at the end thereof and (ii) inserting the following text "(other than payments of accrued and unpaid interest)." in lieu thereof.

                  (l) Section 8.02(p) of the Financing Agreement is hereby amended by amending and restating clause (iii) of such Section in its entirety as follows: "(iii) except pursuant to a settlement as entered into pursuant to
Section 1114 of the Bankruptcy Code adopt or permit any ERISA Affiliate to adopt any employee welfare benefit plan (other than upon consummation of the Flexsys Acquisition, any employee welfare benefit plans of Flexsys and their Subsidiaries) within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA or applicable law;".

                  (m) Section 8.02(t) of the Financing Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (xiv) thereof, (ii) deleting the period appearing at the end of clause (xv) thereof, and (iii) inserting in lieu of such period the following: "; and (xvi) in respect of the Specified Mechanic Lien and the claims underlying such Lien".

                  (n) Section 8.02 of the Financing Agreement is hereby further amended by inserting the following text at the end thereof after
Section 8.02(t):

     "Notwithstanding the foregoing, from and after the Flexsys Acquisition, this Section 8.02 (except Sections 8.02(a), (b), (c), (d), (g), (h), (i),
     (j), (k), (l), (m), (n), (p), (q), and (s)) shall not apply to, or restrict, Flexsys and their Subsidiaries."

                  Section 2.10 Amendments to Section 8.03 of the Financing
                               -------------------------------------------
     Agreement.
     ---------


                  (a) Section 8.03(a) of the Financing Agreement is hereby amended by deleting the following text at the end of the table appearing therein:

            "January 31, 2007                             $153,000,000
            February 28, 2007                             $151,100,000"

and inserting the following text in lieu thereof:

            "January 31, 2007                             $160,000,000
            February 28, 2007                             $160,000,000
            March 31, 2007                                $163,900,000
            April 30, 2007                                $172,700,000
            May 31, 2007                                  $175,200,000
            June 30, 2007                                 $176,000,000
            July 31, 2007                                 $175,400,000
            August 31, 2007                               $174,500,000
            September 30, 2007                            $179,200,000

            October 31, 2007                              $186,200,000
            November 30, 2007                             $194,100,000
            December 31, 2007                             $206,000,000
            January 31, 2008                              $209,500,000
            February 28, 2008                             $215,900,000
            March 31, 2008                                $219,100,000

provided, however, that after the Flexsys Acquisition, this Section 8.02(a)
--------  -------                                           ---------------
shall refer, for periods ending upon or after the date thereof, to the amounts set forth below:

            January 31, 2007                              $244,100,000
            February 28, 2007                             $247,300,000
            March 31, 2007                                $253,600,000
            April 30, 2007                                $259,900,000
            May 31, 2007                                  $260,000,000
            June 30, 2007                                 $258,300,000
            July 31, 2007                                 $255,300,000
            August 31, 2007                               $252,000,000
            September 30, 2007                            $254,200,000
            October 31, 2007                              $258,800,000
            November 30, 2007                             $264,200,000
            December 31, 2007                             $273,600,000
            January 31, 2008                              $276,400,000
            February 28, 2008                             $282,100,000
            March 31, 2008                                $284,600,000"

                  (b) Section 8.03(a) of the Financing Agreement is hereby further amended by inserting the following text at the end of such section:

     "In calculating the Consolidated EBITDA for purposes of this Section
                                                                  -------
     8.03(a), the results of the business described in Item 5 of Exhibit G to
     -------
     the Fourth Amendment shall be disregarded."

                  (c) Section 8.03(b) of the Financing Agreement is hereby further amended by inserting the following text at the end of such section:

     "In calculating the Consolidated EBITDA for purposes of this Section 8.03(b), the results of the business described in Item 5 of Exhibit G to the Fourth Amendment shall be disregarded."

                  Section 2.11 Amendments to Section 9.05(c) of the Financing
                               ----------------------------------------------
     Agreement.
     ---------

                  (a) Section 9.05(c)(iii) of the Financing Agreement is hereby amended by deleting the figure "$2,000,000" appearing in clause (A) of the proviso thereto and inserting in lieu thereof the figure "$5,000,000".

                  (b) Section 9.05(c)(iv) of the Financing Agreement is hereby amended by deleting the figure "$15,000,000" appearing in clause (A) of the proviso thereto and inserting in lieu thereof the figure "$25,000,000".

                  Section 2.12 Amendments to Schedule 1.01(A) of the Financing
                               -----------------------------------------------
     Agreement. Schedule 1.01(A) of the Financing Agreement is hereby amended
     ---------
     as set forth in Exhibit A hereto.

                  Section 2.13 Amendment to Schedule 7.01(i) of the Financing
                               ----------------------------------------------
     Agreement. Schedule 7.01(i) is amendment to add thereto the following
     ---------
     item: "Upon the consummation of the Flexsys Acquisition, employee welfare benefit plans of Flexsys and their Subsidiaries".

                  Section 2.14 New Schedule 2.05(c)(v). Exhibit B to this
                               -----------------------  ---------
     Amendment is hereby inserted and incorporated into the Financing Agreement as Schedule 2.05(c)(v) thereto.

                  Section 2.15 Amendments to Schedule 8.02(c)(i) of the
                               ----------------------------------------
     Financing Agreement. Schedule 8.02(c)(i) of the Financing Agreement is
     -------------------
     hereby amended as set forth in Exhibit C hereto.
                                    ---------

                  Section 2.16 Amendments to Schedule 8.02(e) of the Financing
                               -----------------------------------------------
     Agreement. Schedule 8.02(e) of the Financing Agreement is hereby amended
     ---------
     as set forth in Exhibit D hereto.
                     ---------

                  Section 2.17 Amendments to Schedule 8.03 of the Financing
                               --------------------------------------------
     Agreement. Schedule 8.03 of the Financing Agreement is hereby amended as
     ---------
     set forth in Exhibit E hereto.
                  ---------

                  Section 2.18 Limited Waiver of Section 2.05(c) of the
                               ----------------------------------------
     Financing Agreement. The Lenders hereby waive compliance by the Loan
     -------------------
     Parties with the provisions of Section 2.05(c) of the Financing Agreement to the extent that such Section would require a mandatory prepayment in respect of sales of accounts receivable pursuant to Section 8.02(c)(i)(J) of the Financing Agreement by Subsidiaries of the Borrowers who are not Loan Parties. Such waiver does not constitute a waiver of Section 2.05(c) of the Financing Agreement as amended hereby, any waiver for any other purpose, or a waiver of such Section 2.05(c) after the Fifth Amendment Effective Date, or of any other provision of the Financing Agreement or any other Loan Document, or any waiver of any other Default or Event of Default that may exist under the Financing Agreement or an acquiescence therein.

                  Section 2.19 Limited Waiver with respect to Section
                               --------------------------------------
     7.01(b)(ii) of the Financing Agreement. The Lenders hereby waive any
     --------------------------------------
     Default or Event of Default arising under the Financing Agreement solely as a result of the representation and warranty made or deemed made pursuant to Section 7.01(b)(ii) of the Financing Agreement being incorrect in any material respect due to the pledge of the Capital Stock of Flexsys Holding B.V. and Flexsys America LP by the Loan Parties having contravened restrictions contained in the organizational documents of, or joint venture agreements or other agreements related to, such entities; provided that the Loan Parties hereby agree to amend or cause the
     --------
     amendment of the organizational documents of, and joint venture agreements and other agreements related to, Flexsys Holding B.V. and Flexsys America LP to eliminate all such restrictions of the type to which this waiver relates as soon as practicable but in any event not later than the earlier to occur of (a) 60 days following the consummation of the Flexsys Acquisition and (b) 60 days following the date on which a mandatory prepayment is required to be made pursuant to Section 2.05(c)(v) of the Financing Agreement. If the Loan Parties fail to comply with the covenant set forth in the proviso to the immediately preceding sentence, then the limited waiver set forth in this Section 2.19 shall immediately terminate and be of no further force and effect.

                  Section 2.20 Limited Waiver with respect to Section 8.02(a)
                               ----------------------------------------------
     of the Financing Agreement. The Lenders hereby waive any Default or Event
     --------------------------
     of Default arising under Section 8.02(a) the Financing Agreement solely as a result of any Liens in favor of the 1997 Trustee with respect to the 1997 Indenture that are junior to the liens and claims of the Collateral Agent for the benefit of the Agents and the Lenders. Such waiver does not constitute a waiver of Section 8.02(a) of the Financing Agreement after giving effect to the definition of "Permitted Liens" as amended hereby, any waiver for any other purpose, or a waiver of any other provision of the Financing Agreement or any other Loan Document, or any waiver of any other Default or Event of Default that may exist under the Financing Agreement or an acquiescence therein.

                  Section 2.21 Limited Waiver of Section 8.02(c) of the
                               ----------------------------------------
     Financing Agreement. The Lenders hereby waive compliance by the Loan
     -------------------
     Parties with the provisions of Section 8.02(c) of the Financing Agreement to the extent that such Section would prohibit the sale of the assets identified on Exhibit F to this Amendment; provided, that the foregoing
                   ---------
     sale shall be for at least fair market value and for cash and the Borrowers shall comply with Section 2.05(c) of the Financing Agreement in respect of such asset sale (it being understood and agreed that, notwithstanding any provision to the contrary contained in Section 2.05(c) or (d) of the Financing Agreement, the Net Cash Proceeds thereof shall be applied 100% (and without giving effect to any otherwise applicable exceptions or exclusions otherwise available to the Loan Parties (except to the extent contained in the definition of Net Cash Proceeds)) as follows: first, to the Term Loan B until paid in full, and second, to the Revolving Loans until paid in full); provided, further,
                                                         --------  -------
     that such asset sale shall not be permitted unless no Default or Event of Default shall have occurred and be continuing before and after giving effect to such transaction. Such waiver does not constitute a waiver of
     Section 8.02(c) of the Financing Agreement for any other purpose or a waiver of any other provision of the Financing Agreement or any other Loan Document or any waiver of any other Default or Event of Default that may exist under the Financing Agreement or an acquiescence therein.

                  Section 2.22 Limited Waiver of Section 4.02 of Fourth
                               ----------------------------------------
     Amendment. The Lenders hereby waive any Default or Event of Default
     ---------
     arising as a result of the failure by the Loan Parties to comply with
     Section 4.02 to the Fourth Amendment and hereby waive compliance by the Loan Parties with the provisions of Section 4.02 of the Fourth Amendment, in each case solely with respect to delivery of the Belgian Pledge Agreement; provided that the Loan Parties hereby agree to use their
                --------
     commercially reasonable efforts to deliver such Belgian Pledge Agreement as soon as reasonably practicable.

                  Section 2.23 Consent to Subordination, Non-Disturbance and
                               ---------------------------------------------
     Attornment Agreements. The Lenders hereby consent to the execution and
     ---------------------
     delivery by the Administrative Agent, upon the request of the Administrative Borrower, of one or more subordination, non-disturbance and attornment (or similar) agreements with regard to leaseholds on real property owned or leased by any Loan Party, any such agreement to be in a form acceptable to the Administrative Agent.

                                 ARTICLE III

                     SECURITY AND ADMINISTRATIVE PRIORITY

                  Section 3.01 Reaffirmation of Grant of Lien and Security
                               -------------------------------------------
     Interest.
     --------


                  (a) As security for the full and timely payment and performance of all of the Obligations each of the Loan Parties after giving effect to this Amendment, each of the Loan Parties confirms and reaffirms its assignment, pledge and grant to the Collateral Agent, for the benefit of the Lenders, of the security interest in and to and Lien on all of the Collateral set forth in Section 4.01 of the Financing Agreement on the terms and subject to the provisions of the Loan Documents.

                  (b) Upon entry of the Supplemental Bankruptcy Court Order relating to this Amendment, the Liens and security interests in favor of the Collateral Agent referred to in Section 3.01(a) shall continue to be valid and
                                ---------------
perfected Liens and security interests in the Collateral, prior to all other Liens and security interests in the Collateral, other than for the Permitted Priority Liens.

                  Section 3.02 Administrative Priority. Subject to the
                               -----------------------
     Bankruptcy Court Order and the Supplemental Bankruptcy Court Orders, each of the Borrowers and Guarantors agrees for itself that the Obligations of such Person shall constitute allowed administrative expenses in the Chapter 11 Cases, having priority over all administrative expenses of and unsecured claims against such Person now existing or hereafter arising, of any kind or nature whatsoever, including, without limitation, all administrative expenses of the kind specified in, or arising or ordered under, Sections 105, 326, 328, 503(b), 506(c), 507(a), 507(b), 546(c),
     1113 and 1114 of the Bankruptcy Code, subject only to the prior payment of expenses to the extent set forth in clause "first" of the definition of the term "Agreed Administrative Expense Priorities".

                                  ARTICLE IV

                             CONDITIONS PRECEDENT

                  Section 4.01 Conditions to Effectiveness of this Amendment.
                               ---------------------------------------------
     This Amendment shall be effective as of the date hereof, upon the satisfaction (or waiver) of the conditions precedent that:

                  (a) Bankruptcy Court Order. (i) The Administrative Agent,
                      ----------------------
the Collateral Agent and the Lenders shall have received a final, non-appealable order of the Bankruptcy Court approving this Amendment and the terms and conditions hereof, which order shall be in form and substance satisfactory to the Administrative Agent in its sole discretion and shall have been entered by the Bankruptcy Court, (ii) the Administrative Agent shall have received a true and complete copy of such order, and (iii) such order shall be in full force and effect and shall not have been reversed, modified, amended, stayed or vacated absent prior written consent of the Administrative Agent.

                  (b) Fees and Expenses. The Borrowers shall have paid all
                      -----------------
costs, fees and expenses referred to in Section 5.05 and the Amended and Restated Fee Letter, dated as of January 2, 2007 (the "Fifth Amendment Fee
                                                       -------------------
Letter"), among the Borrowers and Citigroup Global Markets Inc., to the extent
------
due on or prior to the date hereof, and all costs and expenses (including, without limitation, legal fees and disbursements, filing fees, documentary, stamp and filing taxes (subject to Section 2.08 of the Financing Agreement)) of the Administrative Agent, the Collateral Agent and each Lender incurred in connection with this Amendment and the transactions, documents and agreements contemplated hereby.

                  (c) Representations and Warranties. As of the date hereof,
                      ------------------------------
both before (but after giving effect to the limited waivers set forth in Article II above) and after giving effect to this Amendment, all of the representations and warranties contained in the Financing Agreement and in each other Loan Document shall be true and correct in all material respects as though made on the date hereof, except to the extent such representation and warranty expressly relates to a specific prior date in which case such representation and warranty shall be true and correct in all material respects as of such date (and by its execution hereof, the Borrowers shall be deemed to have represented and warranted such).

                  (d) No Default. As of the date hereof, both before and after
                      ----------
giving effect to this Amendment, no Default (other than Defaults that would, upon effectiveness of this Amendment, be waived pursuant to Article II above) shall have occurred and be continuing (and by its execution hereof, the Borrowers shall be deemed to have represented and warranted such).

                  (e) Legality. The making of the Additional Term Loan B Loans
                      --------
and any Revolving Loans to be made on the Fifth Amendment Effective Date as contemplated by this Amendment shall not contravene any law, rule or regulation applicable to any Agent or any Lender.

                  (f) Delivery of Documents. The Administrative Agent and the
                      ---------------------
Collateral Agent shall have received on or before the Fifth Amendment Effective Date (or in the case of clause (ii) below the Loan Parties shall have used their commercially reasonable efforts to cause such delivery) the following, each in form and substance reasonably satisfactory to each of the Administrative Agent and the Collateral Agent and, unless indicated otherwise, dated on or as of the Fifth Amendment Effective Date:

                  (i) executed counterparts of this Amendment, duly executed by each of the Lenders, the Borrowers, each Guarantor, the Documentation Agent, the Administrative Agent, the Collateral Agent and the Issuer;

                  (ii) with respect to each Principal Property (including, without limitation, each Additional Principal Property, but excluding the Krummrich Property), (A) if such Principal Property is located in a state that assesses mortgage taxes, a notice of order of the Bankruptcy Court referenced in subsection (a) above (together with a certified copy of said order), in recordable form, (B) if such Principal

     Property is located in a state that does not assess mortgage taxes, an amendment to the Mortgage for such property, duly executed by the applicable Loan Party and in recordable form, (C) a modification endorsement to the title policy for such property and (D) a date-down endorsement to the title policy for such property (which date-down endorsement may be combined with the modification endorsement into a single endorsement) or, in cases where such endorsement cannot be obtained at a reasonable cost, an updated title search and/or a date-down letter from the title insurance company, in each case indicating no Liens other than Permitted Liens;

                  (iii) a copy of the resolutions of each Loan Party, certified as of the Fifth Amendment Effective Date by a Secretary or an Assistant Secretary thereof, authorizing (A) the borrowings and other transactions contemplated by the Financing Agreement as amended hereby and the other Loan Documents delivered in connection herewith to which such Loan Party is or will be a party, and (B) the execution, delivery and performance by such Loan Party of this Amendment and each other Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith;

                  (iv) either (A) a certificate of a Secretary or an Assistant Secretary of each Loan Party, certifying the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers or (B) a certificate of a Secretary or an Assistant Secretary of each Loan Party certifying that no changes have occurred with respect to the identity of the representatives of such Loan Party authorized to sign each Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, and the incumbency of such authorized officers, in each case since the date of the certificate of the type described in the foregoing clause (A) delivered in connection with the Fourth Amendment;

                  (v) to the extent required by the Collateral Agent, a certificate of the appropriate official(s) of the state or other applicable jurisdiction of organization of each Loan Party certifying as to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such states and certified as of a recent date not more than 30 days prior to the Fifth Amendment Effective Date, together, if requested by the

     Collateral Agent, with confirmation by telephone or telecopy (where available) on the Fifth Amendment Effective Date from such official(s) as to such matters;

                  (vi) either (A) a copy of the charter and by-laws, limited liability company agreement, operating agreement, agreement of limited partnership or other organizational document of each Loan Party, together with all amendments thereto, certified as of the Fifth Amendment Effective Date by a Secretary or an Assistant Secretary of such Loan Party or (B) a certificate of a Secretary or an Assistant Secretary of each Loan Party certifying that the charter and by-laws, limited liability company agreement, operating agreement, agreement of limited partnership or other organizational document of each Loan Party attached to the certificate of the type described in the foregoing clause (A) delivered in connection with the Fourth Amendment have not been amended, modified, or repealed and continue to be in full force and effect on the Fifth Amendment Effective Date;

                  (vii) an opinion of Kirkland & Ellis LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

                  (viii) a certificate of an Authorized Officer of each Loan Party, certifying as to the matters set forth in clauses (c) and (d) of
                                                      -----------     ---
     this Section 4.01;
          ------------

                  (ix) either (A) a certificate of a Secretary or an Assistant Secretary of the Administrative Borrower, certifying the names and true signatures of the persons that are authorized to provide Notices of Borrowing and all other notices under the Financing Agreement and the other Loan Documents or (B) a certificate of a Secretary or an Assistant Secretary of the Administrative Borrower certifying that no changes have occurred with respect to the identity of the persons that are authorized to provide Notices of Borrowing and all other notices under the Financing Agreement and the other Loan Documents since the date of the certificate of the type described in the foregoing clause (A) delivered in connection with the Fourth Amendment;

                  (x) the Loan Parties' month-end and year-to-date unaudited financial statements as of November 30, 2006; and

                  (xi) a Notice of Borrowing in respect of the Additional New Term Loan B Loan delivered at least three Business Days prior to the Fifth Amendment Effective Date and otherwise conforming to the requirements of Section 2.02 of the Financing Agreement.

                  (g) Priority. The Collateral Agent shall be satisfied that
                      --------
it has been granted, and after giving effect to this Amendment continues to hold, for the benefit of the Lenders, a perfected, first priority Lien on, and security interest in, all of the Collateral described in Section 4.01(a)(i) of the Financing Agreement, subject only to Permitted Priority Liens.

                  (h) Approvals. All consents, authorizations and approvals
                      ---------
of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the making of the Loans shall have been obtained and shall be in full force and effect.

                  (i) Pledge Agreements; Other Loan Documents. Such
                      ---------------------------------------
amendments, confirmations or other agreements as the Administrative Agent or Collateral Agent may reasonably require with respect to (A) any Pledge Agreement to provide or confirm that the Liens granted thereunder secure all of the Obligations after giving effect to this Amendment or (B) any other Loan Document to continue the effectiveness thereof with respect to the Financing Agreement as amended hereby, each in form and substance reasonably satisfactory to each of the Administrative Agent and the Collateral Agent.

                                  ARTICLE V

                                 MISCELLANEOUS

                  Section 5.01 Effect; Ratification. The amendments, waivers
                               --------------------
     and consents set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Financing Agreement or of any other instrument or agreement referred to herein or therein or (ii) prejudice any right or remedy which the Agents or any other party may now have or may have in the future under or in connection with the Financing Agreement as amended hereby or any other instrument or agreement referred to therein. This Amendment shall be construed in connection with and as part of the Financing Agreement, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Financing Agreement, each other Loan Document and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  Section 5.02 Acknowledgement. Each of the Borrowers and
                               ---------------
     Guarantors hereby acknowledges and agrees that as of the Fifth Amendment Effective Date and immediately after giving effect to this Amendment, the making of the Additional New Term Loan B Loans, the increase in the Revolving Credit Commitment, and the other transactions contemplated hereby the Borrowers and Guarantors are and continue to be indebted to the Lenders under the Financing Agreement (as amended hereby) in the principal amount of $975,000,000, which principal amount consists of $0 of outstanding Revolving Loans, $300,000,000 of outstanding Original Term Loan B Loans, $50,000,000 of outstanding Converted Term Loan B Loans, $300,000,000 of outstanding New Term Loan B Loans, and $325,000,000 of outstanding Additional New Term Loan B Loans, and remain liable for reimbursement obligations under Letters of Credit outstanding on the date hereof with an aggregated undrawn face amount equal to $71,128,855.

                  Section 5.03 Due Authorization; Authority; No Conflicts;
                               ------------------------------------------
     Enforceability. The execution, delivery and performance by each Loan
     --------------
     Party of this Amendment (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties (other than conflicts, breaches and defaults, the enforcement of which will be stayed by virtue of the filing of the Chapter 11 Cases), or any order or decree of any court or Governmental Authority (including, without limitation, any order entered in the Chapter 11 Cases), (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its material properties, and (iv) do not and will not result in any material default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties. Other than the order referred to in Section 4.01(a) hereof, no authorization or approval
                          ---------------
     or other action by, and no notice to or filing with, any Governmental Authority, including the Bankruptcy Court, is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment. This Amendment, when delivered hereunder, is or will be, duly and validly executed and delivered by each of the Loan Parties which is a party hereto and each of this Amendment and the Financing Agreement as amended hereby constitutes the legal, valid and binding obligation of each of the Loan Parties which is a party hereto or thereto, enforceable in accordance with the terms hereof or thereof and subject to the entry of, and the terms of, the Bankruptcy Court order referred to in Section
                                                                     -------
     4.01(a) hereof.
     -------

                  Section 5.04 No Novation. Neither this Amendment nor the
                               -----------
     replacement of the terms of the Financing Agreement by the terms of this Amendment shall extinguish the obligations for the payment of money outstanding under the Financing Agreement or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrowers or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder. Each of the Financing Agreement and the other Loan Documents shall remain in full force and effect, until and except as modified hereby or in connection herewith. This Amendment, the Fifth Amendment Fee Letter and each document, instrument and agreement required to be delivered pursuant to Section 4.01(f)(ii) hereof are Loan Documents executed pursuant to the
        -------------------
     Financing Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  Section 5.05 Costs, Fees and Expenses. The Borrowers jointly
                               ------------------------
     and severally agree to reimburse the Agents and the Lenders upon demand in accordance with Section 13.04 of the Financing Agreement for all reasonable costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agents and the Lenders) incurred in connection with the preparation, execution, delivery and filing or recordation of this Amendment and other documents contemplated hereby.

                  Section 5.06 Counterparts. This Amendment may be executed in
                               ------------
     any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier or a .PDF by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopier also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                  Section 5.07 Severability. Any provision of this Amendment
                               ------------
     which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 5.08 CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED
                               -------------
     BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS

     MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE.

                  Section 5.09 No Party Deemed Drafter. Each of the parties
                               -----------------------
     hereto agrees that no party hereto shall be deemed to be the drafter of this Amendment.

                  Section 5.10 Ratification of Guaranty. Each Guarantor hereby
                               ------------------------
     consents to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Guaranty to the "Agreement", "thereunder", "thereof" or words of like import referring to the Financing Agreement shall mean and be a reference to the Financing Agreement as amended by this Amendment, and (b) the Loan Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations secured thereby.

                           (Signature Page Follows)

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  BORROWERS:
                                  ----------


                                  SOLUTIA INC., as a debtor and a debtor-in-possession


                                  By: /s/ James A. Tichenor
                                      ---------------------
                                      Name: James A. Tichenor
                                      Title: Assistant Treasurer


                                  SOLUTIA BUSINESS ENTERPRISES, INC., as
                                  a debtor and a debtor-in-possession


                                  By:  /s/ James A. Tichenor
                                       ---------------------
                                       Name: James A. Tichenor
                                       Title: Vice President & Treasurer


                                  GUARANTORS:
                                  -----------


                                  AXIO RESEARCH CORPORATION, as a debtor and a debtor-in-possession


                                  By:  /s/ James A. Tichenor
                                       ---------------------
                                       Name: James A. Tichenor
                                       Title: Vice President & Treasurer

                                  BEAMER ROAD MANAGEMENT COMPANY, as a debtor and a debtor-in-possession


                                  By:  /s/ James A. Tichenor
                                       ---------------------
                                       Name: James A. Tichenor
                                       Title: Vice President & Treasurer


                                  CPFILMS INC., as a debtor and a debtor-
                                  in-possession


                                  By:  /s/ James A. Tichenor
                                       ----------------------
                                       Name: James A. Tichenor
                                       Title: Vice President & Treasurer


                                  MONCHEM, INC., as a debtor and a debtor-in-possession


                                  By:  /s/ James A. Tichenor
                                       ---------------------
                                         Name: James A. Tichenor
                                         Title: Vice President & Treasurer

                                  MONCHEM INTERNATIONAL, INC., as a debtor and a debtor-in-possession


                                  By:  /s/ James A. Tichenor
                                       ---------------------
                                       Name: James A. Tichenor
                                       Title: Vice President & Treasurer


                                  SOLUTIA GREATER CHINA, INC., as a debtor and a debtor-in-possession


                                  By:  /s/ James A. Tichenor
                                       ---------------------
                                       Name: James A. Tichenor
                                       Title: Vice President & Treasurer

                                  SOLUTIA INTER-AMERICA, INC., as a debtor and a debtor-in-possession


                                  By:  /s/ James A. Tichenor
                                       ---------------------
                                       Name: James A. Tichenor
                                       Title: Vice President & Treasurer


                                  SOLUTIA INTERNATIONAL HOLDING, LLC, as a debtor and a debtor-in-possession


                                  By:  /s/ James A. Tichenor
                                       -----------------------
                                       Name: James A. Tichenor
                                       Title: Vice President & Treasurer


                                  SOLUTIA INVESTMENTS, LLC, as a debtor and a debtor-in-possession


                                  By:  /s/ James A. Tichenor
                                       -----------------------
                                       Name: James A. Tichenor
                                       Title: Vice President & Treasurer


                                  SOLUTIA MANAGEMENT COMPANY, INC., as a debtor and a debtor-in-possession


                                  By:  /s/ James A. Tichenor
                                       -----------------------
                                       Name: James A. Tichenor
                                       Title: Vice President & Treasurer


                                  SOLUTIA OVERSEAS, INC., as a debtor and a debtor-in-possession


                                  By:  /s/ James A. Tichenor
                                       -----------------------
                                       Name: James A. Tichenor
                                       Title: Vice President & Treasurer

                                  SOLUTIA SYSTEMS, INC., as a debtor and a debtor-in-possession


                                  By:  /s/ James A. Tichenor
                                       -----------------------
                                       Name: James A. Tichenor
                                       Title: Vice President & Treasurer


                                  SOLUTIA TAIWAN, INC., as a debtor and a
                                  debtor-in-possession


                                  By:  /s/ James A. Tichenor
                                       -----------------------
                                       Name: James A. Tichenor
                                       Title: Vice President & Treasurer

ADMINISTRATIVE AGENT,
---------------------
COLLATERAL AGENT,
-----------------
CO-DOCUMENTATION AGENT AND A LENDER:
------------------------------------
CITICORP USA, INC., for itself as the Administrative Agent, the Collateral Agent, a Co-Documentation Agent and a Lender:

By:      /s/ David Jaffe
         ---------------
Name:    David Jaffe
Title:   Director/Vice President

CO-DOCUMENTATION AGENT AND A LENDER:
------------------------------------
Wells Fargo Foothill, LLC,
--------------------------
for itself as a Co-Documentation Agent and a Lender

By:      /s/ Yelena Kravchuk
         -------------------
Name:    Yelena Dravchuk
Title:   AVP

ISSUER:
------

CITIBANK, N.A., as an Issuer and a Lender
---------------

By:      /s/ Christine M. Kanicki
         ------------------------
Name:    Christine M. Kanicki
Title:   Attorney - In - Fact

LENDER:
------

CDL Loan Funding, LLC, as a Lender
----------------------------------

By:    /s/ Anthony Severino
       --------------------
       Name:  Anthony Severino
       Title:  Authorized Signatory

LENDER:
------

Field Point III Ltd., as a Lender
---------------------------------

By:    /s/ Richard Petrilli
       --------------------
       Name:  Richard Petrilli
       Title:  Authorized Signature

LENDER:
------

Field Point IV Ltd.,
--------------------
as a Lender

By:    /s/ Richard Petrilli
       --------------------
       Name:  Richard Petrilli
       Title:  Authorized Signature

LENDER:
------

Canyon Capital CLO 2006-1 Ltd.,
-------------------------------
as a Lender

By:    /s/ Michael Leyland
       -------------------
       Name:  Michael Leyland
       Title:  Authorized Signatory
       By:  Canyon Capital Advisors LLC
       a Delaware limited liability company, its Collateral Manager

LENDER:
------

GK Debt Opportunity Fund, LLC,
-----------------------------
as a Lender

By:  GK Capital, LLC as Investment Manager

By:    /s/ Michael J. Gelbat
       ---------------------
Name:  Michael J. Gelbat
Title:  Managing Member

LENDER:
------

BABSON CLO LTD 2003-I
BABSON CLO LTD 2004-II
BABSON CLO LTD 2005-I
BABSON CLO LTD 2005-II
SUFFIELD CLO LIMITED

By:  Babson Capital, LLC as Collateral Manager
----------------------------------------------

By:    /s/ Anthony J. Sciacca
       ----------------------
Name:  Anthony J. Sciacca
Title:  Managing Director

BILL & MELINDA GATES FOUNDATION

By:  Babson Capital Management LLC as Investment Adviser

By:    /s/ Anthony J. Sciacca
       ----------------------
Name:  Michael Leyland
Title:  Managing Director

LENDER
------

WB Loan Funding 3, LLC
----------------------
as a Lender

By:  /s/ Diana M. Himes
     ------------------
Name:  Diana M. Himes
Title:  Associate

LENDER
------

DKR Wolf Point Holding Fund Ltd,
--------------------------------
as a Lender

By:  /s/ Kenneth Schlemmel
     ---------------------
Name:  Kenneth Schlemmel
Title:  Managing Partner

LENDER
------

Highland Credit Strategies Fund,
--------------------------------
as a Lender

By:  /s/ M. Jason Blackburn
     ----------------------
Name:  M. Jason Blackburn
Title:  Treasurer

LENDER
------

Highland Floating Rate Advantage Fund,
--------------------------------------
as a Lender

By:  /s/ M. Jason Blackburn
     ----------------------
Name:  M. Jason Blackburn
Title:  Treasurer

LENDER
------

Rockwall CDO LTD
----------------
By:  Highland Capital Management, L.P.
--------------------------------------
as Collateral Manager
---------------------
By:  Strand Advisors, Inc., Its General Partner,
------------------------------------------------
as a Lender

By:  /s/ Brian Lohrding
     ------------------
Name:  Brian Lohrding
Title:  Treasurer
Strand Advisers, Inc.
General Partner of Highland Capital Management, L.P.

LENDER
------

Red River CLO Ltd.
------------------
By:  Highland Capital Management, L.P.
--------------------------------------
as Collateral Manager
---------------------
By:  Strand Advisors, Inc., Its General Partner,
------------------------------------------------
as a Lender

By:  /s/ Brian Lohrding
     ------------------
Name:  Brian Lohrding
Title:  Treasurer
Strand Advisers, Inc.
General Partner of Highland Capital Management, L.P.

LENDER
------

Grayson CLO, Ltd.
-----------------
By:  Highland Capital Management, L.P.
--------------------------------------
as Collateral Manager
---------------------
By:  Strand Advisors, Inc., Its General Partner,
------------------------------------------------
as a Lender

By:  /s/ Brian Lohrding
     ------------------
Name:  Brian Lohrding
Title:  Treasurer
Strand Advisers, Inc.
General Partner of Highland Capital Management, L.P.

LENDER
------

Eastland CLO, LTD
-----------------
By:  Highland Capital Management, L.P.
--------------------------------------
as Collateral Manager
---------------------
By:  Strand Advisors, Inc., Its General Partner,
------------------------------------------------
as a Lender

By:  /s/ Brian Lohrding
     ------------------
Name:  Brian Lohrding
Title:  Treasurer
Strand Advisers, Inc.
General Partner of Highland Capital Management, L.P.

LENDER
------

Brentwood CDO LTD
-----------------
By:  Highland Capital Management, L.P.
--------------------------------------
as Collateral Manager
---------------------
By:  Strand Advisors, Inc., Its General Partner,
------------------------------------------------
as a Lender

By:  /s/ Brian Lohrding
     ------------------
Name:  Brian Lohrding
Title:  Treasurer
Strand Advisers, Inc.
General Partner of Highland Capital Management, L.P.

LENDER
------

Rockwall CDO II LTD
-------------------
By:  Highland Capital Management, L.P.
--------------------------------------
as Collateral Manager
---------------------
By:  Strand Advisors, Inc., Its General Partner,
------------------------------------------------
as a Lender

By:  /s/ Brian Lohrding
     ------------------
Name:  Brian Lohrding
Title:  Treasurer
Strand Advisers, Inc.
General Partner of Highland Capital Management, L.P.

LENDER
------

Highland Credit Opportunities CDO Ltd.
--------------------------------------
By:  Highland Capital Management, L.P.
-------------------------------------
as Collateral Manager
---------------------
By:  Strand Advisors, Inc., Its General Partner,
------------------------------------------------
as a Lender

By:  /s/ Brian Lohrding
     -----------------
Name:  Brian Lohrding
Title:  Treasurer
Strand Advisers, Inc.
General Partner of Highland Capital Management, L.P.

LENDER
------

Pam Capital Funding L. P.
-------------------------
By:  Highland Capital Management, L.P.
--------------------------------------
as Collateral Manager
---------------------
By:  Strand Advisors, Inc., Its General Partner,
------------------------------------------------
as a Lender

By:  /s/ Brian Lohrding
     ------------------
Name:  Brian Lohrding
Title:  Treasurer
Strand Advisers, Inc.
General Partner of Highland Capital Management, L.P.

LENDER
------

Highland Legacy Limited
-----------------------
By:  Highland Capital Management, L.P.
--------------------------------------
as Collateral Manager
---------------------
By:  Strand Advisors, Inc., Its General Partner,
-----------------------------------------------
as a Lender

By:  /s/ Brian Lohrding
     ------------------
Name:  Brian Lohrding
Title:  Treasurer
Strand Advisers, Inc.
General Partner of Highland Capital Management, L.P.

LENDER

Highland Loan Funding V Ltd.
----------------------------
By:  Highland Capital Management, L.P.
--------------------------------------
as Collateral Manager
---------------------
By:  Strand Advisors, Inc., Its General Partner,
------------------------------------------------
as a Lender

By:  /s/ Brian Lohrding
     ------------------
Name:  Brian Lohrding
Title:  Treasurer
Strand Advisers, Inc.
General Partner of Highland Capital Management, L.P.

LENDER

Restoration Funding CLO, LTD
----------------------------
By:  Highland Capital Management, L.P.
--------------------------------------
as Collateral Manager
---------------------
By:  Strand Advisors, Inc., Its General Partner,
------------------------------------------------
as a Lender

By:  /s/ Brian Lohrding
     ------------------
Name:  Brian Lohrding
Title:  Treasurer
Strand Advisers, Inc.
General Partner of Highland Capital Management, L.P.

LENDER
------

CSAM Funding I
--------------
Credit Suisse Asset Management Syndicated Loan Fund
---------------------------------------------------
Madison Pam Funding III, Ltd.
-----------------------------
as a Lender

By:  /s/ David H. Lerner
     -------------------
Name:  David H. Lerner
Title:  Authorized Signatory

LENDER
------

Bayerische Hypo und Vereinsbank, AG
-----------------------------------
New York Branch (as a lender)
-----------------------------

By:  /s/ Michael D. Novellino
     ------------------------
Name:  Michael D. Novellino
Title:  Director

By:  /s/ LoriAnn Curnyn
     ------------------
Name:  LoriAnn Curnyn
Title:  Managing Director

LENDER
------

Carlyle Capital Investment Limited,
-----------------------------------
as a Lender

By:  /s/ Mark Alter
     --------------
Name:  Mark Alter
Title:  Managing Director

LENDER
------

Carlyle Loan Investment Limited,
--------------------------------
as a Lender

By:  /s/ Mark Alter
     --------------
Name:  Mark Alter
Title:  Managing Director

LENDER
------

Foothill Income Trust II, L.P.
------------------------------
By FIT II GP, LLC, Its Gen Partner,
-----------------------------------
as a Lender

By:  /s/ Sean Dixon
     --------------
Name:  Sean Dixon
Title:  Managing Member

LENDER
------

Quattro Special Situations, LLC,
--------------------------------
as a Lender

By:  /s/ Sherri Andrews
     ------------------
Name:  Sherri Andrews
Title:  Portfolio Manager

LENDER
------

Quattro Distressed Opportunities Fund, LP,
------------------------------------------
as a Lender

By:  /s/ Sherri Andrews
     ------------------
Name:  Sherri Andrews
Title:  Portfolio Manager

LENDER
------

Quattro Fund, Ltd,
------------------
as a Lender

By:  /s/ Sherri Andrews
     ------------------
Name:  Sherri Andrews
Title:  Portfolio Manager

LENDER
------

Quattro Multi-Strategy Master Fund, LP,
---------------------------------------
as a Lender

By:  /s/ Sherri Andrews
     ------------------
Name:  Sherri Andrews
Title:  Portfolio Manager

LENDER
------

Distressed Securities & Special Situations -1,
----------------------------------------------
a Series of Underlying Funds Trust,
-----------------------------------
as a Lender

By:  /s/ Sherri Andrews
     ------------------
Name:  Sherri Andrews
Title:  Portfolio Manager

LENDER
------

Oak Hill Credit Opportunities Financing, Ltd.,
---------------------------------------------
as a Lender

By:  /s/ Scott D. Krase
     ------------------
Name:  Scott D. Krase
Title:  Authorized Person

LENDER
------

Cypress Point Trading LLC,
--------------------------
as a Lender

By:  /s/ M. Christina Higgins
     ------------------------
Name:  M. Christina Higgins
Title:  Assistant Vice President

LENDER
------

Waterville Funding LLC,
-----------------------
as a Lender

By:  /s/ M. Christina Higgins
     ------------------------
Name:  M. Christina Higgins
Title:  Assistant Vice President

LENDER
------

WatchTower CLO I PLC
--------------------
By:  Citadel Limited Partnership, Collateral Manager
----------------------------------------------------
By:  Citadel Investment Group, L.L.C., its General Partner,
-----------------------------------------------------------
as a Lender

By:  /s/ Erica L. Tarpey
     -------------------
Name:  Erica L. Tarpey
Title:  Authorized Signatory

LENDER
------

BLT I LLC,
----------
as a Lender

By:  /s/ Robert Healey
     -----------------
Name:  Robert Healey
Title:  Authorized Signatory

LENDER
------

Credit Suisse Capital LLC,
--------------------------
as a Lender

By:  /s/ Robert Healey
     -----------------
Name:  Robert Healey
Title:  Authorized Signatory

LENDER
------

The Assets Management Committee of the
--------------------------------------
Coca-Cola Company Master Retirement
-----------------------------------
Trust, By: Pyramis Global Advisors Trust
----------------------------------------
Company, As Investment Manager Under
------------------------------------
Power of Attorney,
------------------
as a Lender

By:  /s/ Geoffrey Johnson
     --------------------
Name:  Geoffrey Johnson
Title:  Vice President

LENDER
------

Fidelity Central Investment Portfolios LLC:
-------------------------------------------
Fidelity Floating Rate Central Investment Portfolio,
----------------------------------------------------
as a Lender

By:  /s/ John H.Costello
     -------------------
Name:  John H. Costello
Title:  Assistant Treasurer

LENDER
------

Fidelity Puritan Trust; Fidelity Puritan Fund,
----------------------------------------------
as a Lender

By:  /s/ John H.Costello
     -------------------
Name:  John H. Costello
Title:  Assistant Treasurer

LENDER
------

SMBC DIP LIMITED,
-----------------
as a Lender

By:  /s/ Kenji Fukuda
     ----------------
Name:  Kenji Fukuda
Title:  Treasurer

LENDER
------

Sankaty Advisors, LLC as Collateral
-----------------------------------
Manager for Prospect Funding I, LLC
-----------------------------------
as Term Lender,
---------------
as a Lender

By:  /s/ Alan K. Halfenger
     ---------------------
Name:  Alan K. Halfenger
Title:  Chief Compliance Officer
         Assistant Secretary

LENDER
------

Sankaty High Yield Partners II, L.P.,
-------------------------------------
as a Lender

By:  /s/ Alan K. Halfenger
     ---------------------
Name:  Alan K. Halfenger
Title:  Chief Compliance Officer
         Assistant Secretary

LENDER
------

Sankaty High Yield Partners III, L.P.,
--------------------------------------
as a Lender

By:  /s/ Alan K. Halfenger
     ---------------------
Name:  Alan K. Halfenger
Title:  Chief Compliance Officer
         Assistant Secretary

LENDER
------

Vitesse CLO Ltd.
----------------
By:  TCW Advisors as its Portfolio Manager,
-------------------------------------------
as a Lender

By:  /s/ Stephen Suo
     ---------------
Name:  Stephen Suo
Title:  Vice President

By:  /s/ G. Wayne Hosang
     -------------------
Name:  G. Wayne Hosang
Title:  Vice President

LENDER
------

Celerity CLO Ltd.
-----------------
By:  TCW Advisors as Agent,
---------------------------
as a Lender

By:  /s/ Stephen Suo
     ---------------
Name:  Stephen Suo
Title:  Vice President

By:  /s/ G. Wayne Hosang
     -------------------
Name:  G. Wayne Hosang
Title:  Vice President

LENDER
------

First 2004-I CLO, Ltd.
----------------------
By:  TCW Advisors as its Collateral Manager,
--------------------------------------------
as a Lender

By:  /s/ Stephen Suo
     ---------------
Name:  Stephen Suo
Title:  Vice President

By:  /s/ G. Wayne Hosang
     -------------------
Name:  G. Wayne Hosang
Title:  Vice President

LENDER
------

First 2004-II CLO, Ltd.
-----------------------
By:  TCW Advisors, Inc., its Collateral Manager,
------------------------------------------------
as a Lender

By:  /s/ Stephen Suo
     ---------------
Name:  Stephen Suo
Title:  Vice President

By:  /s/ G. Wayne Hosang
     -------------------
Name:  G. Wayne Hosang
Title:  Vice President

LENDER
------

Loan Funding I, LLC,
--------------------
a wholly owned subsidiary of Citibank, N.A.
-------------------------------------------
By:  TCW Advisors, Inc., as Portfolio Manager
---------------------------------------------
of Loan Funding I LLC,
----------------------
as a Lender

By:  /s/ Stephen Suo
     ---------------
Name:  Stephen Suo
Title:  Vice President

By:  /s/ G. Wayne Hosang
     -------------------
Name:  G. Wayne Hosang
Title:  Vice President

LENDER
------

TCW Select Loan Fund, Limited
-----------------------------
By:  TCW Advisors, Inc., as its Collateral Manager,
---------------------------------------------------
as a Lender

By:  /s/ Stephen Suo
     ---------------
Name:  Stephen Suo
Title:  Vice President

By:  /s/ G. Wayne Hosang
     -------------------
Name:  G. Wayne Hosang
Title:  Vice President

LENDER
------

TCW Senior Secured Loan Fund, Limited
-------------------------------------
By:  TCW Advisors, Inc., as its Investment Advisor,
---------------------------------------------------
as a Lender

By:  /s/ Stephen Suo
     ---------------
Name:  Stephen Suo
Title:  Vice President

By:  /s/ G. Wayne Hosang
     -------------------
Name:  G. Wayne Hosang
Title:  Vice President

LENDER
------

Velocity CLO, Ltd.
------------------
By:  TCW Advisors, Inc., its Collateral Manager,
------------------------------------------------
as a Lender

By:  /s/ Stephen Suo
     ---------------
Name:  Stephen Suo
Title:  Vice President

By:  /s/ G. Wayne Hosang
     -------------------
Name:  G. Wayne Hosang
Title:  Vice President

LENDER
------

Grand Central Asset Trust, DBF Series,
--------------------------------------
as a Lender

By:  /s/ Janet Haack
     ----------------
Name:  Janet Haack
Title:  As Attorney In Fact

LENDER
------

Grand Central Asset Trust, BDC Series,
--------------------------------------
as a Lender

By:  /s/ Janet Haack
     ---------------
Name:  Janet Haack
Title:  As Attorney In Fact

LENDER
------

Boldwater CBNA Loan Funding LLC,
--------------------------------
as a Lender

By:  /s/ Janet Haack
     ---------------
Name:  Janet Haack
Title:  As Attorney In Fact

LENDER
------

Hibiscus CBNA Loan Funding LLC, for itself or as agent
------------------------------------------------------
for Hibiscus CFPI Loan Funding LLC
----------------------------------
as a Lender

By:  /s/ Janet Haack
     ---------------
Name:  Janet Haack
Title:  As Attorney In Fact

LENDER
------

Grand Central Asset Trust, PFD Series,
--------------------------------------
as a Lender

By:  /s/ Janet Haack
     ---------------
Name:  Janet Haack
Title:  As Attorney In Fact

LENDER
------

SOL Loan Funding LLC,
---------------------
as a Lender

By:  /s/ Janet Haack
     ---------------
Name:  Janet Haack
Title:  As Attorney In Fact

LENDER
------

WB Loan Funding 3, LLC,
-----------------------
as a Lender

By:  /s/ Diane M. Himes
     ------------------
Name:  Diane M. Himes
Title:  Associate

LENDER
------

Jay Street Market Value CLO I, Ltd.,
------------------------------------
as a Lender

By:  DiMaio Ahmad Capital LLC, as Manager
-----------------------------------------
By:  /s/ Paul Travers
     ----------------
Name:  Paul Travers
Title:  Managing Director

LENDER
------

Seneca Capital,
---------------
as a Lender

By:  /s/ Bruce Rubin
     ---------------
Name:  Bruce Rubin
Title:  Chief Operating Officer

LENDER
------

Sun America Life Insurance Companies,
-------------------------------------
as a Lender

By:  /s/ Leslie Pruett
     -----------------
Name:  Leslie Pruett
Title:  Vice President

LENDER
-------

Eaton Vance Senior Income Trust
-------------------------------
By:  Eaton Vance Management as Investment Advisor.
--------------------------------------------------
as a Lender

By:  /s/ Michael B. Botthof
     ----------------------
Name:  Michael B. Botthof
Title:  Vice President

LENDER
------

Eaton Vance Institutional Senior Loan Fund
------------------------------------------
By:  Eaton Vance Management as Investment Advisor.
--------------------------------------------------
as a Lender

By:  /s/ Michael B. Botthof
     ----------------------
Name:  Michael B. Botthof
Title:  Vice President

LENDER
------

Grayson & Co.
-------------
By:  Boston Management and Research, as Investment Advisor,
-----------------------------------------------------------
as a Lender

By:  /s/ Michael B. Botthof
     ----------------------
Name:  Michael B. Botthof
Title:  Vice President

LENDER
------

Eaton Vance
-----------
Limited Duration Income Fund
----------------------------
By:  Eaton Vance Management as
------------------------------
Investment Advisor,
-------------------
as a Lender

By:  /s/ Michael B. Botthof
     ----------------------
Name:  Michael B. Botthof
Title:  Vice President

LENDER:
-------

Eaton Vance Senior Floating-Rate Trust
BY:    Eaton Vance Management,
       As Investment Advisor,
-----------------------------
as a Lender

By:  /s/ Michael B. Botthof
     ----------------------
Name:  Michael B. Botthof
Title:  Vice President

LENDER:
-------

Eaton Vance Floating-Rate
Income Trust
By:    Eaton Vance Management,
       As Investment Advisor,
-----------------------------
as a Lender

By:  /s/ Michael B. Botthof
     ----------------------
Name:  Michael B. Botthof
Title:  Vice President

LENDER:
-------

Eaton Vance Credit
Opportunities Fund
By:    Eaton Vance Management,
       As Investment Advisor,
-----------------------------
as a Lender

By:  /s/ Michael B. Botthof
     ----------------------
Name:  Michael B. Botthof
Title:  Vice President

LENDER:
-------

Sandelman Finance 2006-1, Ltd.,
-------------------------------
as a Lender

By:  /s/ Brad L. Jenkins
     -------------------
Name:  Brad L. Jenkins
Title:  Collateral Administrator

LENDER:
-------

Satellite Senior Income Fund II, LLC
By Satellite Asset Management, L.P.
Its Investment Manager,

By:  /s/ Simon Raykher
     -----------------
Name:  Simon Raykher
Title:  General Counsel

LENDER:
-------

Loan Funding XIII LLC
for itself or as agent for
Corporate Funding XIII,
-----------------------
as a Lender

By:  /s/ Aaron A. Meyer
     ------------------
Name:     Aaron A. Meyer
Title:    Principal
          Silvermine Capital Management, LLC
          263 Tresser Blvd.
          10th Floor
          Stamford, CT 06901
          (T) 203-399-3020

LENDER:
-------

CANNINGTON Funding Ltd.
By:    Silvermine Capital Management, LLC
       as Investment Manager,
-----------------------------
as a Lender

By:  /s/ Aaron A. Meyer
     ------------------
Name:     Aaron A. Meyer
Title:    Principal
          Silvermine Capital Management, LLC
          263 Tresser Blvd.
          10th Floor
          Stamford, CT 06901
          (T) 203 399-3020
          (F) 203 399-3002

LENDER:
-------

COMSTOCK FUNDING LTD.
By:    Silvermine Capital Management, LLC
       as Investment Manager,
-----------------------------
as a Lender

By:  /s/ Aaron A. Meyer
     ------------------
Name:     Aaron A. Meyer
Title:    Principal
          Silvermine Capital Management, LLC
          263 Tresser Blvd.
          10th Floor
          Stamford, CT 06901
          (T) 203 399-3020
          (F) 203 399-3002

LENDER:
-------

Halcyon Structural Asset Management CLO I Ltd.,
-----------------------------------------------
as a Lender

By:  /s/ James W. Sykes
     ------------------
Name:  James W. Sykes
Title:  Managing Principal

LENDER:
-------

Centurion CDO II, Ltd.
By:    RiverSource Investments,
       LLC as Collateral Manager,
---------------------------------
as a Lender

By:  /s/ Robin C. Stancil
     --------------------
Name:     Robin C. Stancil
Title:    Director of Operations

LENDER:
-------

Centurion CDO VI, Ltd.
By:    RiverSource Investments,
       LLC as Collateral Manager,
---------------------------------
as a Lender

By:  /s/ Robin C. Stancil
     --------------------
Name:     Robin C. Stancil
Title:    Director of Operations

LENDER:
-------

Centurion CDO VII, Ltd.
By:    RiverSource Investments,
       LLC as Collateral Manager,
---------------------------------
as a Lender

By:  /s/ Robin C. Stancil
     --------------------
Name:     Robin C. Stancil
Title:    Director of Operations

LENDER:
-------

Cent CDO 12 Limited
By:    RiverSource Investments,
       LLC as Collateral Manager,
---------------------------------
as a Lender

By:  /s/ Robin C. Stancil
     --------------------
Name:     Robin C. Stancil
Title:    Director of Operations

LENDER:
-------

RiverSource Bond Series, Inc. -
RiverSource Floating Rate Fund,
-------------------------------
as a Lender

By:  /s/ Robin C. Stancil
     --------------------
Name:     Robin C. Stancil
Title:    Director of Operations

LENDER:

Deutsche Bank AG London,
------------------------
as a Lender

By:  /s/ Karim Soitti
     ----------------
Name:  Karim Soitti
Title: Portfolio Manager

LENDER:
-------

Guggenheim Portfolio Company XII, LLC,
-------------------------------------
as a Lender

By:  /s/ Bruce Rubin
     ---------------
Name:  Bruce Rubin
Title:    Chief Operating Officer for
          Investment Advisor

LENDER:

Citigroup Financial Products, Inc.,
----------------------------------
as a Lender

By:  /s/ Gregory W. Frenzel
     ----------------------
Name:  Gregory W. Frenzel

Title:  Managing Director

LENDER:
-------

Apollo Value Investment Fund, L.P.
By Apollo Value Management, L.P.,
---------------------------------
as Manager

By:  /s/ Patricia M. Navis
     ---------------------
Name:     Patricia M. Navis
Title:    Vice President

LENDER:

Apollo Value Investment Offshore Fund, Ltd.
By Apollo Value Management, L.P,
--------------------------------
as Manager

By:  /s/ Patricia M. Navis
     ---------------------
Name:    Patricia M. Navis
Title:   Vice President

LENDER:
------

Marathon Financing I, B.V.,
---------------------------
as a Lender

By:  /s/ Louis T. Hanover
     --------------------
Name:  Louis T. Hanover
Title:  Authorized Signatory

LENDER:
-------

Granite Ventures I Ltd.
By: Stone Tower Debt Advisors LLC,
as its collateral Manager

By:  /s/ Michael W. Delpercio
     ------------------------
Name:  Michael W. Delpercio
Title:  Authorized Signatory

LENDER:
-------

Granite Ventures II Ltd.
By: Stone Tower Debt Advisors LLC,
as its collateral Manager

By:  /s/ Michael W. Delpercio
     ------------------------
Name:  Michael W. Delpercio
Title:  Authorized Signatory

LENDER:
-------

Granite Ventures III Ltd.
By: Stone Tower Debt Advisors LLC,
as its collateral Manager

By:  /s/ Michael W. Delpercio
     ------------------------
Name:  Michael W. Delpercio
Title:  Authorized Signatory

LENDER:
-------

Stone Tower CDO Ltd.
By: Stone Tower Debt Advisors LLC,
as its collateral Manager

By:  /s/ Michael W. Delpercio
     ------------------------
Name:  Michael W. Delpercio
Title:  Authorized Signatory

LENDER:
-------

Stone Tower CLO VI Ltd.
By: Stone Tower Debt Advisors LLC,
as its collateral Manager

By:  /s/ Michael W. Delpercio
     ------------------------
Name:  Michael W. Delpercio
Title:  Authorized Signatory

LENDER:
-------

Stone Tower CLO V Ltd.
By: Stone Tower Debt Advisors LLC,
as its collateral Manager

By:  /s/ Michael W. Delpercio
     ------------------------
Name:  Michael W. Delpercio
Title:  Authorized Signatory

LENDER:
-------

Stone Tower CDO II Ltd.
By: Stone Tower Debt Advisors LLC,
as its collateral Manager

By:  /s/ Michael W. Delpercio
     ------------------------
Name:  Michael W. Delpercio
Title:  Authorized Signatory

LENDER:
-------

Stone Tower Credit Funding I Ltd.
By: Stone Tower Fund Management LLC,
as its collateral Manager

By:  /s/ Michael W. Delpercio
     ------------------------
Name:  Michael W. Delpercio
Title:  Authorized Signatory

LENDER:
-------

Rockview Trading, Ltd.,
-----------------------
as a Lender

By:  /s/ Kevin Schweitzer
     --------------------
Name:  Kevin Schweitzer
Title:  Portfolio Manager

LENDER:
-------

GPC XLI LLC,
-----------
as a Lender

By:  /s/ Kevin Schweitzer
     --------------------
Name:  Kevin Schweitzer
Title:  Portfolio Manager

LENDER:
-------

Southpaw Credit Opportunity Master
Fund LP,
--------
as a Lender

By:  /s/ Kevin Wyman
     ---------------
Name:  Kevin Wyman
Title:  Managing Member of General Partner
          Southpaw GP LLC

LENDER:
-------

GSO Special Situations Overseas Fund, Ltd.        ,
------------------------------------------
as a Lender

By: GSO Capital Partners LP, its investment
advisor

By:  /s/ George Fan
     --------------
Name:  George Fan
Title:  Managing Director

LENDER:
-------

GSO Special Situations Overseas Benefit
Plan Fund, Ltd.,
----------------
as a Lender

By: GSO Capital Partners LP, its investment
advisor

By:  /s/ George Fan
     --------------
Name:  George Fan
Title:  Managing Director

LENDER:
-------

Latigo Master Fund, Ltd.,
-------------------------
as a Lender

By:  /s/ Stephen Blautner
     --------------------
Name:  Stephen Blautner
Title:  Authorized Signatory

LENDER:
-------

VS CBNA Loan Funding, LLC,
--------------------------
as a Lender

By:  /s/ Stephen Gloria
     ------------------
Name:  Stephen Gloria
Title:  Officer